State of Florida                                                                                                                                                                     Rev. 133C6AE

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”) is entered into as of the 15 day of January, 2018 (the “Effective Date”) by and between BIT EXPRESS, LLC, located at 15901 Collins Ave #1507, Sunny Isles Beach, FL 33160 (the “Seller”) and OBITX, INC., located at 4720 Salisbury Road, Jacksonville, FL 32256 (the “Buyer”).

WHEREAS, the Seller owns assets known as the cryptocurrency ATM’s (the “Merchandise”).

WHEREAS, the parties intend that the Seller shall sell to the Buyer the Merchandise for the price, terms and conditions described below, and pursuant to the attachments and exhibits, if any, annexed to this main document.

NOW THEREFORE, for the reasons set forth, and in consideration of the mutual covenants and promises of the parties hereto, and intending to be legally bound, the Seller and the Buyer agree as follows:

1. Sale of Merchandise. On the terms and subject to the conditions set forth in this Agreement, the Seller agrees to sell, assign, transfer, convey and deliver to the Buyer, and the Buyer agrees to purchase and acquire from the Seller all rights, title and interests of the Seller in and to the Merchandise, adherent to Exhibit A attached hereto.

      2.  Merchandise Warranties.

(a)   The Seller guarantees the quality and reliability of the delivered Merchandise, and shall adhere to a full warranty of the Merchandise.

(b)   Seller, adherent to Exhibit A attached, shall bear the risk of loss to Merchandise until the Merchandise has reached the location of Buyer.

(c)   The Seller includes all warranties of the Merchandise for a period of 12 months from the date of receipt by Buyer, including but not limited to, warranty for a particular purpose. The purpose of the Merchandise includes, but is not limited to the capability of hosting transactions that include cryptocurrency.

(d)   In case of detection of disrepair and/or latent defects of the Merchandise during the term of warranty, the Buyer shall send a warranty claim to the Seller with the description of the malfunction.

(e)   The Seller, at their own expense, shall eliminate the identified defects on the basis of and within the time specified in the warranty claim. If no time frame is specified within the claim, Seller shall cure defects within thirty (30) calendar days of having received the warranty claim from Buyer.

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(f)   If Seller refuses to cure the defect identified by Seller, or if defect is not cured within 30 days of having received the warranty claim from Buyer, Buyer may request for a third party to cure or purchase the Merchandise. Seller shall assume all costs of Buyer’s actions if Seller refuses to cure a defect.

3.     Purchase Price. Buyer will pay to the Seller the purchase price for the sale of the Merchandise in the total sum of $152,845.00 USD (the “Purchase Price”).

4.  Closing Date. The sale and transfer of assets and the closing under this Agreement shall take place on January 15, 2018. At that time, Seller shall deliver possession of the tangible property and all  assets included in the sale to the Buyer and all  other instruments  and documents necessary to transfer the Merchandise and assets to Buyer. Seller shall at that time execute and deliver all papers and instruments suitable for filing and/or which are necessary to transfer ownership of the Merchandise to Buyer, and Seller shall thereafter cease to use said merchandise in any manner or purpose. When that delivery is made to Buyer, Buyer shall have exclusive ownership and possession of the Merchandise. Seller shall have a right to a lien on the Merchandise until the Merchandise has been fully paid for by the Buyer, or if there has been an agreement to modify the terms of this Agreement.

5.  Representations and Warranties of Seller. Seller represents and warrants that:

(a)   Seller is duly qualified and organized, and is validly existing and in good standing, under the laws of its state of formation.

(b)   Seller has the requisite power and authority to enter into and perform under this Agreement.

(c)   Seller is the owner of and has good and marketable title to the property involved in this sale, free of all restrictions on transfer or assignment and all encumbrances except for those that are set forth in this Agreement.

(d)   Seller is not required to acquire any consents, approvals or authorizations by any governmental authority to execute, deliver and perform its obligations under this Agreement.

(e)   The execution and delivery of this Agreement by Seller will not conflict with or result in a violation of or default under any material agreements to which Seller is a party or create a lien upon the Merchandise.

(f)    There are no proceedings, judgments, or liens are now pending or threatened against Seller or against the Merchandise.

(g)   Seller has complied with all applicable federal, state, and local statutes, laws, and regulations affecting Seller’s properties or the operation of Seller’s Merchandise, and Seller has received no notice of a violation or citation same from any governmental agencies.

(h)   Seller has not otherwise contracted to sell, pledge, or mortgage all or part of the Merchandise.

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(i)   Seller has presented to Buyer true, complete, and correct information and documents regarding the Merchandise, and none of the information contains an untrue statement of material fact or omits to state a material fact.

6.  Representations and Warranties of Buyer. Buyer represents and warrants that:

(a)   Buyer is duly qualified and organized, and is validly existing and in good standing, under the laws of its state of formation.

(b)   Buyer has the requisite power and authority to enter into and perform under this Agreement.

7.  Notices. All notices given under this Agreement must be in writing. A notice is effective upon receipt and shall be sent via one of the following methods: delivery in person, overnight courier service, certified or registered mail, postage prepaid, return receipt requested, addressed to the party to be notified at the address stated in this Agreement, or as designated by either party upon reasonable notice to the other party.

8.    Amendment. This Agreement may be amended or modified only by a written agreement signed by both of the parties.

9.   Survival of Terms. All covenants, warranties, and representations herein shall survive this Agreement and the closing date.

10.       Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties and their successors and assigns. Neither party may assign its rights or delegate its duties under this Agreement without the other party’s prior written consent.

11.      Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Florida, without regard to the principles of conflict of laws.

12.      Disputes. Any dispute arising from this Agreement shall be resolved through mediation. If the dispute cannot be resolved through mediation, then the dispute will be resolved through binding arbitration conducted in accordance with the rules of the American Arbitration Association.

13.      Attorneys’ Fees. If either Party brings legal action to enforce its rights under this Agreement, the prevailing party will be entitled to recover from the other Party its expenses (including reasonable attorneys’ fees) incurred in connection with the action and any appeal.

14.      Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document.

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15.         Headings. The section headings herein are for reference purposes only and shall not otherwise affect the meaning, construction or interpretation of any provision in this Agreement.

16.      No Waiver. No Party shall be deemed to have waived any provision of this Agreement or the exercise of any rights held under this Agreement unless such waiver is made expressly and in writing.

17.          Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable in whole or in part, the remaining provisions shall not be affected and shall continue to be valid, legal and enforceable as though the invalid, illegal or unenforceable part had not been included in this Agreement.

18.        Entire Agreement. This Agreement and the attachments and any associated documents represent the entire agreement between the parties, and there are no representations, warranties, covenants or conditions, except those specified herein or in accompanying instruments or documents.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                                                                             Bit Express, LLC – Ilya Shurygin, MGR

         ____________________________________                __________________________________

                                   Seller Signature                                                                 Seller Full Name

                                                                                             OBITX, Inc. – Alex Mardikian, CEO

         ____________________________________                ___________________________________

                                   Buyer Signature                                                                 Buyer Full Name

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Exhibit A

Name	Quantity	Price Per Unit	Shipment Method	Total Price
Cryptocurrency ATM	25	$6,113.80	FOB - Buyer	$152,845.00
			GRAND TOTAL	$152,845.00

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